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                       VANGUARD(R) PRIME MONEY MARKET FUND
              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 21, 2001


     Effective   March  15,  2002,  the  wire  cut-off  time  for  purchases  or redemptions of Vanguard Prime Money Market Fund is 2 p.m., Eastern time (previously, 10:45 a.m., Eastern time).

o If you purchase shares through a federal funds wire into Vanguard Prime Money Market Fund, you can begin earning dividends immediately by notifying Vanguard before 2 p.m., Eastern time, that you intend to make a wire purchase that day.
o If you redeem shares from Vanguard Prime Money Market Fund with a same-day wire request before 2 p.m., Eastern time, the shares will stop earning dividends that day, and the redemption proceeds will arrive at your bank by the close of business that day.












(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS30 032002